[LOGO] Merrill Lynch Investment Managers

Annual Report

May 31, 2001

MuniAssets
Fund, Inc.

www.mlim.ml.com

MuniAssets Fund, Inc.

Managed Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The
Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

Officers and Directors

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
John M. Loffredo, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street, 22W
New York, NY 10286

NYSE Symbol

MUA

                                             MuniAssets Fund, Inc., May 31, 2001

DEAR SHAREHOLDER

For the year ended May 31, 2001, MuniAssets Fund, Inc. earned $0.828 per share income dividends, which included earned and unpaid dividends of $0.073. This represents a net annualized yield of 6.39%, based on a month-end per share net asset value of $12.96. Over the same period, the Fund's total investment return was +8.58%, based on a change in per share net asset value from $12.76 to $12.96, and assuming reinvestment of $0.823 per share income dividends.

For the six-month period ended May 31, 2001, the Fund's total investment return was +5.17%, based on a change in per share net asset value from $12.73 to $12.96, and assuming reinvestment of $0.416 per share income dividends.

The Municipal Market Environment

During the six months ended May 31, 2001, long-term US Treasury fixed-income bond yields remained relatively unchanged. In late 2000 and early 2001, investors focused on the actions taken by the Federal Reserve Board to reverse the ongoing US economic slowdown. Economic growth, as measured by US gross domestic product, fell to the 1%-2% range in early 2001 after expanding at more than 5% during the first half of 2000. In mid-December 2000, the Federal Reserve Board announced that economic conditions warranted the cessation of the series of short-term interest rate increases initiated in February 2000. Citing declining consumer confidence and weakening industrial production, the Federal Reserve Board lowered short-term interest rates in January and February 2001, in an effort to promote stronger US economic growth. Given continued weak equity markets, investors focused on the declining supply of US Treasury securities and forecasts of sizable Federal budgetary surpluses. This positive economic environment fostered a significant decline in US Treasury bond yields. By the end of February 2001, US Treasury bond rates declined approximately 30 basis points (0.30%) to 5.30%.

Despite additional actions by the Federal Reserve Board in April and May, fixed-income securities were unable to maintain their earlier market gains. Recovering US stock markets, especially the NASDAQ, caused many investors to reallocate assets out of US Treasury securities to equities. Additionally, many investors believed that the 250 basis point decline in short-term interest rates engineered by the Federal Reserve Board over the past five months would eventually rekindle a strong US economy with concomitant inflationary pressures. In recent months, recovering equity markets, renewed inflationary fears, and the expectation that the US economy will resume strong growth in late 2001, put consistent pressures on fixed-income issues. By the end of May 2001, long-term US Treasury bond yields rose to 5.75%, an increase of approximately 15 basis points over the last six months.

During the last six months, tax-exempt bond yields also reacted to the Federal Reserve Board's actions and equity market volatility. However, this reaction was muted in both intensity and degree. In late 2000 and early 2001, municipal bond yields traded in a narrow range, supported by a strong US Treasury market and continued investor demand. As it became apparent that any proposed changes in the Federal tax system were unlikely to have any immediate, material impact upon existing Federal tax brackets, tax-exempt bond yields responded by moving higher in early 2001. By the end of February, long-term uninsured revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined approximately 25 basis points to end the period at 5.50%. Similar to the US Treasury market, tax-exempt bond yields were pushed higher during the remainder of the period by equity market improvement in April, as well as the possibility that the Federal Reserve Board was close to the end of its current interest rate easing cycle. At the end of May 2001, long-term municipal bond yields rose to approximately 5.60%, although over the past six months they declined approximately 15 basis points.

The recent relative outperformance of the tax-exempt bond market was particularly impressive given the dramatic increase in long-term municipal bond issuance during May 2001. Historically low municipal bond yields have continued to allow municipalities to refund outstanding, higher-couponed debt. Also, as yields rose in early April, tax-exempt issuers rushed to issue new financing, fearing higher yields in the coming months. During the past six months, more than $125 billion in long-term tax-exempt bonds was issued, an increase of over 40% compared to the same period a year ago. During the three-month period ended May 31, 2001, tax-exempt bond issuance was particularly heavy with more than $70 billion in long-term municipal bonds underwritten, an increase of over 40% compared to the same period ended May 31, 2000. More than $27 billion in municipal securities was issued in May 2001, a 20% increase compared to May 2000.

Historically, May has been a period of weak demand for tax-exempt products as investors are often forced to liquidate bond positions to meet Federal and state tax payments. In April 2001, there was no appreciable selling by retail accounts. It has been noted that, thus far in 2001, new net cash inflows into municipal bond mutual funds have reached $3 billion compared to new net cash outflows of nearly $12 billion for the same period a year ago. This suggests that the positive technical structure of the municipal market has remained intact. Also, the coming months of June and July tend to be periods of strong retail demand in response to the larger-coupon income payments and proceeds from bond maturities these months generate. Additionally, short-term tax-exempt interest rates are poised to move lower. Seasonal tax pressures have kept short-term municipal rates artificially high, although not as high as in recent years. We believe all of these factors should enhance the tax-exempt market's technical position in the coming months.

Looking forward, the municipal market's direction appears uncertain. Should the US economy materially weaken into late summer, the Federal Reserve Board may be forced to ease monetary policy to a greater extent than investors currently expect. The prospect of two or three additional interest rate easings may push fixed-income bond yields, including municipal bond yields, lower. However, should the cumulative 250 basis point reduction in short-term interest rates by the Federal Reserve Board and the proposed Federal tax reform combine to quickly restore consumer confidence and economic activity, tax-exempt bond rates may not decline further. Given the strong technical position of the municipal market, we believe the tax-exempt market is poised to continue to outperform its taxable counterpart in the coming months.

Portfolio Strategy

During the six months ended May 31, 2001, there was a marked improvement in valuations for much of the tax-exempt high-yield market, as compared to the previous six months. This more constructive environment can be attributed to the abrupt and forceful shift last January in monetary policy brought on by the rapid deterioration in economic fundamentals. Encouraged by prospects of steadily declining short-term interest rates, fixed-income investors increased exposure to speculative-grade credits in anticipation of the stimulative impact of an easier monetary policy. Implicit in the decision to reallocate asset weightings in this manner has been the belief that credit spreads already reflected current weak economic conditions. The anticipatory nature of markets suggests that investors are looking beyond present circumstances and are now beginning to discount an eventual economic rebound. In effect, the market is demonstrating its conviction that the Federal Reserve Board will be successful in its efforts to reignite growth.

While these developments suggest a brighter outlook ahead, the months leading up to the Federal Reserve Board's first interest rate reduction proved to be a difficult environment for investors in the high-yield market. Poor liquidity and anemic investor demand continued to chip away at valuations. The effect was all the more pronounced as the late year bond market rally was largely confined to the higher investment-grade sectors. By December 2000, with investor sentiment at its nadir and credit spreads near their widest point in several years, the stage was set for the Federal Reserve Board's surprise move and the ensuing turnaround.

The investment strategy of the portfolio remains largely unchanged. We sought to manage our reinvestment risk in an effort to stabilize the dividend stream in a variety of interest rate environments. The distressed nature of the high-yield market has actually provided the opportunity to continue the gradual restructuring of the portfolio at some of the most


                                     2 & 3

                                             MuniAssets Fund, Inc., May 31, 2001

attractive yields in the past few years. Recent additions to the portfolio include a senior living project in North Carolina and a tax increment financing in Missouri. Despite the well-publicized financial woes affecting California's two largest privately owned utilities, we still favor the utility sector because of the trends toward consolidation within the industry. The Fund had no exposure to either California utility and was unaffected by the subsequent decline in market value of their respective debt obligations.

In Conclusion

We appreciate your investment in MuniAssets Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager


/s/ John M. Loffredo

John M. Loffredo
Vice President and Portfolio Manager

June 25, 2001

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                   S&P   Moody's  Face
STATE            Ratings Ratings Amount    Issue                                                                           Value
===================================================================================================================================
Alabama--1.2%        B      NR*   $1,420    Brewton, Alabama, IDB, PCR, Refunding (Container Corporation of
                                            America--Jefferson Smurfit Corp. Project), 8% due 4/01/2009                    $  1,448
                     CCC    NR*    4,324    Mobile, Alabama, IDB, Solid Waste Disposal Revenue Refunding Bonds
                                            (Mobile Energy Services Co. Project), 6.95% due 1/01/2020 (b)                       216
===================================================================================================================================
Alaska--1.9%         NR*    NR*    1,620    Alaska Industrial Development and Export Authority Revenue Bonds
                                            (Williams Lynxs Alaska Cargoport), AMT, 7.80% due 5/01/2014                       1,629
                     NR*    NR*    1,000    Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Amerada Hess
                                            Pipeline Corporation), 6.10% due 2/01/2024                                        1,001
===================================================================================================================================
Arizona--9.1%        B+     Ba3    2,500    Coconino County, Arizona, Pollution Control Corporation Revenue Refunding
                                            Bonds (Tucson Electric Power Navajo), Series B, 7% due 10/01/2032                 2,550
                     BBB    Baa2   2,045    Maricopa County, Arizona, IDA, Health Facilities Revenue Bonds (Catholic
                                            Healthcare West Project), Series A, 5% due 7/01/2021                              1,658
                     NR*    NR*    1,115    Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Sun King
                                            Apartments Project), Sub-Series C, 9.50% due 11/01/2031                           1,141
                     NR*    B3     3,000    Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds (America
                                            West Airlines Inc. Project), AMT, 6.30% due 4/01/2023                             2,451
                                            Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds (Tucson
                                            Electric Power Company Project):
                     B+     Ba3    1,040      Series B, 6% due 9/01/2029                                                        959
                     B+     Ba3    2,000      Series C, 6% due 9/01/2029                                                      1,840
                     NR*    NR*    1,710    Show Low, Arizona, Improvement District No. 5, Special Assessment Bonds,
                                            6.375% due 1/01/2015                                                              1,762
===================================================================================================================================
California--4.8%     AAA    NR*    4,000    Los Angeles, California, Department of Water and Power, Electric Plant
                                            Revenue Bonds, RIB, Series 144, 7.87% due 6/15/2029 (a)(e)                        4,587
                     NR*    NR*    1,780    Pleasanton, California, Joint Powers Financing Authority, Revenue
                                            Refunding Bonds, Reassessment, Sub-Series B, 6.60% due 9/02/2008                  1,873
===================================================================================================================================
Colorado--2.0%       NR*    NR*    2,500    Denver, Colorado, Urban Renewal Authority, Tax Increment Revenue Bonds
                                            (Pavilions), AMT, 7.75% due 9/01/2016                                             2,654
===================================================================================================================================
Connecticut--4.9%    NR*    NR*    1,590    Connecticut State Development Authority, IDR (AFCO Cargo BDL-LLC Project),
                                            AMT, 8% due 4/01/2030                                                             1,625
                     BBB    Baa2   4,000    Connecticut State Development Authority, PCR, Refunding (Connecticut Light
                                            and Power Company), Series A, 5.85% due 9/01/2028                                 3,957
                     NR*    B1       990    New Haven, Connecticut, Facility Revenue Bonds (Hill Health Corporation
                                            Project), 9.25% due 5/01/2017                                                     1,018
===================================================================================================================================
Florida--5.0%        NR*    NR*    2,000    Hillsborough County, Florida, IDA, Exempt Facilities Revenue Bonds
                                            (National Gypsum), AMT, Series A, 7.125% due 4/01/2030                            1,440
                     NR*    NR*    2,800    Parkway Center, Florida, Community Development District Special Assessment
                                            Refunding Bonds, Series B, 8% due 5/01/2010                                       2,814
                     A1+    VMIG1@ 2,500    Saint Lucie County, Florida, PCR, Refunding (Florida Power and Light
                                            Company Project), VRDN, 3.10% due 9/01/2028 (f)                                   2,500
===================================================================================================================================
Idaho--0.7%          NR*    NR*    1,000    Idaho Health Facilities Authority, Revenue Refunding Bonds (Valley Vista
                                            Care Corporation), Series A, 7.75% due 11/15/2016                                   974
===================================================================================================================================
Illinois--5.2%       NR*    NR*    1,755    Illinois Development Finance Authority Revenue Bonds (Primary Health Care
                                            Centers Facilities Acquisition Program), 7.50% due 12/01/2006                     1,839
                                            Illinois Health Facilities Authority Revenue Bonds:
                     BBB+   NR*    1,000      (Community Hospital of Ottawa Project), 6.75% due 8/15/2014                     1,004
                     BBB+   NR*    2,000      (Community Hospital of Ottawa Project), 6.85% due 8/15/2024                     1,981
                     NR*    Ba3    2,150      (Holy Cross Hospital Project), 6.70% due 3/01/2014                              1,800
                     A1     VMIG1@   400    Illinois Health Facilities Authority, Revenue Refunding Bonds (Resurrection
                                            Health), VRDN, Series A, 3.10% due 5/01/2029 (a)(f)                                 400

===================================================================================================================================

Portfolio
Abbreviations

To simplify the listings of MuniAssets Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT   Alternative Minimum Tax (subject to)
EDA   Economic Development Authority
GO    General Obligation Bonds
IDA   Industrial Development Authority
IDB   Industrial Development Board
IDR   Industrial Development Revenue Bonds
M/F   Multi-Family
PCR   Pollution Control Revenue Bonds
RIB   Residual Interest Bonds
VRDN  Variable Rate Demand Notes


                                     4 & 5

                                             MuniAssets Fund, Inc., May 31, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                   S&P   Moody's   Face
STATE            Ratings Ratings  Amount   Issue                                                                           Value
====================================================================================================================================
Iowa--0.7%           NR*    NR*  $  800    Iowa Finance Authority, Health Care Facilities Revenue Refunding Bonds
                                           (Care Initiatives Project), 9.25% due 7/01/2025                                 $    953
====================================================================================================================================
Kentucky--0.7%       NR*    NR*   1,000    Kenton County, Kentucky, Airport Board, Special Facilities Revenue Bonds
                                           (Mesaba Aviation Inc. Project), AMT, Series A, 6.70% due 7/01/2029                   951
====================================================================================================================================
Louisiana--3.4%      BB-    NR*   4,500    Port New Orleans, Louisiana, IDR, Refunding (Continental Grain Company
                                           Project), 7.50% due 7/01/2013                                                      4,550
====================================================================================================================================
Maryland--4.0%       NR*    NR*   1,930    Maryland State Economic Development Corporation, Revenue Refunding Bonds
                                           (Baltimore Association for Retarded Citizens--Health and Mental Hygiene
                                           Program), Series A, 7.75% due 3/01/2025                                            1,973
                     NR*    NR*   3,000    Maryland State Energy Financing Administration, Limited Obligation
                                           Revenue Bonds (Cogeneration--AES Warrior Run), AMT, 7.40% due 9/01/2019            3,095
                     A1+    VMIG1@  400    Maryland State Energy Financing Administration, Solid Waste Disposal
                                           Revenue Bonds (Cimenteries Project), AMT, VRDN, 3.20% due 5/01/2035 (f)              400
====================================================================================================================================
Massachusetts--3.7%  NR*    NR*     825    Massachusetts State Health and Educational Facilities Authority Revenue
                                           Bonds (New England Memorial Hospital Project), Series C, 7% due 4/01/2014 (b)        165
                     NR*    Ba2   2,220    Massachusetts State Health and Educational Facilities Authority, Revenue
                                           Refunding Bonds (Bay Cove Human Services Issue), Series A, 5.90% due
                                           4/01/2028                                                                          1,810
                     NR*    Aaa   2,765    Massachusetts State Industrial Finance Agency, Revenue Refunding Bonds
                                           (Bay Cove Human Services Inc.), 8.375% due 4/01/2004 (d)                           3,103
====================================================================================================================================
Michigan--0.3%       NR*    VMIG1@  400    Michigan State Strategic Fund, PCR, Refunding (Consumers Power Project),
                                           VRDN, 3.05% due 4/15/2018 (f)(g)                                                     400
====================================================================================================================================
Mississippi--0.7%    BBB-   Ba1   1,000    Mississippi Business Finance Corporation, Mississippi, PCR, Refunding
                                           (System Energy Resources Inc. Project), 5.90% due 5/01/2022                          923
====================================================================================================================================
Missouri--0.7%       NR*    NR*   1,000    Fenton, Missouri, Tax Increment Revenue Refunding and Improvement Bonds
                                           (Gravois Bluffs), 7% due 10/01/2021                                                1,016
====================================================================================================================================
New Jersey--12.4%                          Camden County, New Jersey, Improvement Authority, Lease Revenue Bonds
                                           (Holt Hauling & Warehousing), AMT, Series A:
                     NR*    NR*   1,000      9.625% due 1/01/2011                                                               938
                     NR*    NR*   3,800      9.875% due 1/01/2021                                                             3,563
                                           Camden County, New Jersey, Pollution Control Financing Authority, Solid
                                           Waste Resource Recovery Revenue Refunding Bonds, AMT:
                     CCC    B2    3,000      Series A, 7.50% due 12/01/2010                                                   2,897
                     CCC    B2      500      Series B, 7.50% due 12/01/2009                                                     483
                     NR*    NR*   2,000    New Jersey EDA, Economic Development Revenue Bonds (Glimcher Properties
                                           LP Project), AMT, 6% due 11/01/2028                                                1,773
                     NR*    NR*   1,000    New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel), 7% due
                                           10/01/2014                                                                         1,013
                     NR*    NR*   2,800    New Jersey EDA, Retirement Community Revenue Bonds (Seabrook Village
                                           Inc.), Series A, 8.125% due 11/15/2023                                             2,804
                     BB     Ba2   2,000    New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines Inc.
                                           Project), AMT, 6.25% due 9/15/2029                                                 1,868
                     BBB-   Baa3  1,500    New Jersey Health Care Facilities Financing Authority, Revenue Refunding
                                           Bonds (Trinitas Hospital Obligation Group), 7.40% due 7/01/2020                    1,495
====================================================================================================================================
New Mexico--1.0%     NR*    Baa3  1,500    Farmington, New Mexico, PCR, Refunding (Public Service Company--San Juan
                                           Project), Series A, 5.80% due 4/01/2022                                            1,413
====================================================================================================================================
New York--1.8%                             Utica, New York, GO, Public Improvement Bonds:
                     BB     Ba1     700      9.25% due 8/15/2001                                                                705
                     BB     Ba1     700      9.25% due 8/15/2002                                                                726
                     BB     Ba1     700      9.25% due 8/15/2003                                                                745
                     BB     Ba1     250      8.50% due 8/15/2015                                                                278
====================================================================================================================================
North Carolina--1.2% BBB    Baa3    350    North Carolina Eastern Municipal Power Agency, Power System Revenue
                                           Refunding Bonds, Series A, 5.75% due 1/01/2026                                       335
                     NR*    NR*   1,200    North Carolina Medical Care Commission, Health Care Facilities, First
                                           Mortgage Revenue Refunding Bonds (Presbyterian Homes Project), 7%
                                           due 10/01/2031                                                                     1,223
====================================================================================================================================
Ohio--2.2%           NR*    Ba2   3,365    Cleveland, Ohio, Airport Special Revenue Refunding Bonds (Continental
                                           Airlines Inc. Project), AMT, 5.70% due 12/01/2019                                  2,934
====================================================================================================================================
Oregon--3.3%         NR*    NR*   1,630    Klamath Falls, Oregon, Electric Revenue Refunding Bonds (Klamath
                                           Cogeneration Project), Senior Lien, 6% due 1/01/2025                               1,534
                     NR*    VMIG1@  200    Oregon State Health, Housing, Educational and Cultural Facilities
                                           Authority Revenue Bonds (Guide Dogs for the Blind), VRDN, Series A, 3.05%
                                           due 7/01/2025 (f)                                                                    200
                     NR*    NR*     700    Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds
                                           (Wauna Cogeneration Project), Series A, 7.125% due 1/01/2021                         705
                     B      NR*   2,000    Yamhill County, Oregon, PCR, Refunding (Smurfit Newsprint Corporation
                                           Project), 8% due 12/01/2003                                                        2,034
====================================================================================================================================
Pennsylvania--7.4%   NR*    NR*     250    Lancaster County, Pennsylvania, Hospital Authority Revenue Bonds
                                           (Health Center--Saint Anne's Home), 6.60% due 4/01/2024                              240
                     NR*    Ba2   1,500    Lehigh County, Pennsylvania, General Purpose Authority, Revenue
                                           Refunding Bonds (Kidspeace Obligation Group), 6% due 11/01/2023                    1,266
                                      3    Northhampton Pulp LLC (b)(c)(h)                                                      398
                     AAA    NR*   1,455    Pennsylvania State Higher Educational Facilities Authority, College and
                                           University Revenue Refunding Bonds (Eastern College), Series A, 8% due
                                           10/15/2006 (d)                                                                     1,768
                     NR*    NR*   4,000    Philadelphia, Pennsylvania, Authority for IDR, Commercial Development,
                                           AMT, 7.75% due 12/01/2017                                                          4,208
                     NR*    NR*   2,625    Philadelphia, Pennsylvania, Authority for Industrial Development,
                                           Health Care Facility Revenue Refunding Bonds (Paul's Run), Series A,
                                           5.875% due 5/15/2028                                                               2,203
====================================================================================================================================
South Carolina--1.2% BBB    NR*   1,500    South Carolina Jobs, EDA, Economic Development Revenue Bonds (Westminster
                                           Presbyterian Center), 7.75% due 11/15/2030                                         1,586
====================================================================================================================================
Texas--6.1%          BBB-   Baa3  1,000    Austin, Texas, Convention Center Revenue Bonds (Convention Enterprises
                                           Inc.), First Tier, Series A, 6.70% due 1/01/2028                                   1,000
                     BB     Ba1   3,000    Houston, Texas, Airport System Revenue Bonds (Special
                                           Facilities--Continental Airlines), AMT, Series B, 6.125% due 7/15/2017             2,766
                     BBB-   Baa2  4,500    Lower Colorado River Authority, Texas, PCR (Samsung Austin Semiconductor),
                                           AMT, 6.375% due 4/01/2027                                                          4,457
====================================================================================================================================


                                     6 & 7

                                             MuniAssets Fund, Inc., May 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                   S&P   Moody's   Face
STATE            Ratings Ratings  Amount   Issue                                                                           Value
====================================================================================================================================
Utah--1.3%           NR*    NR* $ 1,660    Carbon County, Utah, Solid Waste Disposal Revenue Refunding Bonds
                                           (Laidlaw Environmental), AMT, Series A, 7.45% due 7/01/2017                     $  1,694
====================================================================================================================================
Vermont--2.4%        NR*    NR*   3,015    Vermont Educational and Health Buildings Financing Agency, Revenue
                                           Refunding Bonds (College of Saint Joseph Project), 8.50% due 11/01/2024            3,307
====================================================================================================================================
Virginia--8.7%       NR*    NR*   1,500    Dulles Town Center, Virginia, Community Development Authority, Special
                                           Assessment Tax (Dulles Town Center Project), 6.25% due 3/01/2026                   1,459
                     NR*    NR*   3,075    Peninsula Ports Authority, Virginia, Revenue Refunding Bonds (Port
                                           Facility--Zeigler Coal), 6.90% due 5/02/2022 (b)                                   1,414
                                           Pittsylvania County, Virginia, IDA, Revenue Refunding Bonds,
                                           Exempt-Facility, AMT, Series A:
                     NR*    NR*   1,700      7.50% due 1/01/2014                                                              1,624
                     NR*    NR*   1,000      7.55% due 1/01/2019                                                                947
                                           Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds,
                                           Capital Appreciation:
                     NR*    Ba1   6,200      First Tier, Sub-Series C, 6.25%** due 8/15/2032                                    616
                     BBB-   Baa3 48,400      Senior Series B, 5.95%** due 8/15/2032                                           5,672
====================================================================================================================================
Washington--1.4%     NR*    NR*   1,900    Port Seattle, Washington, Special Facilities Revenue Bonds (Northwest
                                           Airlines Project), AMT, 7.25% due 4/01/2030                                        1,868
====================================================================================================================================
Wisconsin--0.7%      NR*    NR*   1,000    Wisconsin State Health and Educational Facilities Authority Revenue Bonds
                                           (Oakwood Village Project), Series A, 7.625% due 8/15/2030                          1,014
====================================================================================================================================
                     Total Investments (Cost--$143,775)--100.1%                                                             135,633

                     Liabilities in Excess of Other Assets--(0.1%)                                                             (185)
                                                                                                                           --------
                     Net Assets--100.0%                                                                                    $135,448
                                                                                                                           ========
====================================================================================================================================

(a)   FSA Insured.
(b)   Non-income producing security.
(c) These shares represent an equity interest in the reorganization of Ponderosa Fibres PA. The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d)   Prerefunded.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 2001.
(f) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 2001.
(g)   AMBAC Insured.
(h)   Escrowed to maturity.
 *    Not Rated.
** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
 @    Highest short-term rating by Moody's Investors Service, Inc.
      Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

              As of May 31, 2001
========================================================================================================
Assets:       Investments, at value (identified cost-$143,774,607) ....                    $ 135,632,525
              Cash .....................................................                          24,608
              Receivables:
                Interest ...............................................   $   2,466,628
                Securities sold ........................................         247,438       2,714,066
                                                                           -------------
              Prepaid expenses and other assets ........................                           8,195
                                                                                           -------------
              Total assets .............................................                     138,379,394
                                                                                           -------------
========================================================================================================
Liabilities:  Payables:
                Securities purchased ...................................       2,845,481
                Investment adviser .....................................          50,905       2,896,386
                                                                           -------------
              Accrued expenses and other liabilities ...................                          34,523
                                                                                           -------------
              Total liabilities ........................................                       2,930,909
                                                                                           -------------
========================================================================================================
Net Assets:   Net assets ...............................................                   $ 135,448,485
                                                                                           =============
========================================================================================================
Capital:      Common Stock, par value $.10 per share; 200,000,000 shares
              authorized; 10,454,359 shares issued and outstanding .....                   $   1,045,436
              Paid-in capital in excess of par .........................                     148,814,553
              Undistributed investment income--net .....................                         845,463
              Accumulated realized capital losses on investments--net ..                      (7,114,885)
              Unrealized depreciation on investments--net ..............                      (8,142,082)
                                                                                           -------------
              Total capital--Equivalent to $12.96 net asset value per
              share of Common Stock (market price--$13.00) .............                   $ 135,448,485
                                                                                           =============
========================================================================================================

              See Notes to Financial Statements.


                                     8 & 9

                                             MuniAssets Fund, Inc., May 31, 2001

STATEMENT OF OPERATIONS

                    For the Year Ended May 31, 2001
==========================================================================================================
Investment          Interest and amortization of premium and discount earned                  $  9,698,498
Income:
==========================================================================================================
Expenses:           Investment advisory fees ...............................   $    740,906
                    Professional fees ......................................         57,834
                    Accounting services ....................................         53,362
                    Directors' fees and expenses ...........................         40,498
                    Listing fees ...........................................         35,652
                    Printing and shareholder reports .......................         33,577
                    Transfer agent fees ....................................         31,869
                    Custodian fees .........................................          9,153
                    Pricing fees ...........................................          8,722
                    Other ..................................................         15,539
                                                                               ------------
                    Total expenses .........................................                     1,027,112
                                                                                              ------------
                    Investment income--net .................................                     8,671,386
                                                                                              ------------
==========================================================================================================
Realized &          Realized loss on investments--net ......................                    (2,286,735)
Unrealized          Change in unrealized depreciation on investments--net ..                     4,301,686
Gain (Loss) on                                                                                ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations ...                  $ 10,686,337
                                                                                              ============
==========================================================================================================

                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 For the Year Ended May 31,
                                                                                               ------------------------------
                 Increase (Decrease) in Net Assets:                                                 2001             2000
=============================================================================================================================
Operations:      Investment income--net ....................................................   $   8,671,386    $   8,385,908
                 Realized loss on investments--net .........................................      (2,286,735)      (3,125,350)
                 Change in unrealized appreciation/depreciation on investments--net ........       4,301,686      (14,597,801)
                                                                                               -------------    -------------
                 Net increase (decrease) in net assets resulting from operations ...........      10,686,337       (9,337,243)
                                                                                               -------------    -------------
=============================================================================================================================
Dividends to     Dividends to shareholders from investment income--net .....................      (8,588,342)      (8,480,641)
Shareholders:                                                                                  -------------    -------------
=============================================================================================================================
Common Stock     Value of shares issued to Common Stock shareholders in reinvested dividends         285,115               --
Transactions:                                                                                  -------------    -------------
=============================================================================================================================
Net Assets:      Total increase (decrease) in net assets ...................................       2,383,110      (17,817,884)
                 Beginning of year .........................................................     133,065,375      150,883,259
                                                                                               -------------    -------------
                 End of year* ..............................................................   $ 135,448,485    $ 133,065,375
                                                                                               =============    =============
=============================================================================================================================
                *Undistributed investment income--net ......................................   $     845,463    $     747,094
                                                                                               =============    =============
=============================================================================================================================

                 See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have been derived
                     from information provided in the financial statements.                 For the Year Ended May 31,
                                                                                ---------------------------------------------------
                     Increase (Decrease) in Net Asset Value:                     2001      2000       1999       1998       1997
===================================================================================================================================
Per Share            Net asset value, beginning of year ......................  $  12.76  $  14.46   $  14.77   $  14.16   $  13.74
Operating                                                                       --------  --------   --------   --------   --------
Performance:           Investment income--net .................................      .83       .80        .83        .84        .84
                       Realized and unrealized gain (loss) on investments--net       .19     (1.69)      (.32)       .62        .42
                                                                                --------  --------   --------   --------   --------
                     Total from investment operations ........................      1.02      (.89)       .51       1.46       1.26
                                                                                --------  --------   --------   --------   --------
                     Less dividends from investment income--net ..............      (.82)     (.81)      (.82)      (.85)      (.84)
                                                                                --------  --------   --------   --------   --------
                     Net asset value, end of year ............................  $  12.96  $  12.76   $  14.46   $  14.77   $  14.16
                                                                                ========  ========   ========   ========   ========
                     Market price per share, end of year .....................  $  13.00  $11.1875   $  13.00   $  13.75   $ 12.625
                                                                                ========  ========   ========   ========   ========
===================================================================================================================================
Total Investment     Based on net asset value per share ......................     8.58%    (5.45%)     3.74%     10.87%     10.11%
Return:*                                                                        ========  ========   ========   ========   ========
                     Based on market price per share .........................    24.22%    (7.79%)      .19%     15.76%      9.01%
                                                                                ========  ========   ========   ========   ========
===================================================================================================================================
Average              Expenses ................................................      .76%      .74%       .72%       .75%       .76%
Net Assets:                                                                     ========  ========   ========   ========   ========
                     Investment income--net ..................................     6.44%     5.96%      5.66%      5.75%      6.06%
                                                                                ========  ========   ========   ========   ========
===================================================================================================================================
Supplemental         Net assets, end of year (in thousands) ..................  $135,448  $133,065   $150,883   $153,947   $147,630
Data:                                                                           ========  ========   ========   ========   ========
                     Portfolio turnover ......................................    17.11%    32.38%     40.57%     36.39%     45.15%
                                                                                ========  ========   ========   ========   ========
===================================================================================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.


                                    10 & 11

                                             MuniAssets Fund, Inc., May 31, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniAssets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective June 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $43,627 increase to the cost of securities and a corresponding $43,627 decrease to net unrealized depreciation, based on debt securities held as of May 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $15,325 have been reclassified between accumulated realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of
 .55% based upon the average weekly value of the Fund's net assets.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the year ended May 31, 2001, the Fund reimbursed FAM an aggregate of $31,455 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2001 were $22,491,118 and $22,156,496, respectively.

Net realized losses for the year ended May 31, 2001 and net unrealized losses as of May 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                Realized             Unrealized
                                                 Losses                Losses
--------------------------------------------------------------------------------
Long-term investments ................         $(2,286,735)         $(8,142,082)
                                               -----------          -----------
Total ................................         $(2,286,735)         $(8,142,082)
                                               ===========          ===========
--------------------------------------------------------------------------------

As of May 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $8,142,082, of which $3,680,794 related to appreciated securities and $11,822,876 related to depreciated securities. The aggregate cost of investments at May 31, 2001 for Federal income tax purposes was $143,774,607.

4. Common Stock Transactions:

At May 31, 2001, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 200,000,000 shares were authorized. Shares issued and outstanding during the year ended May 31, 2001 increased by 22,168 as a result of dividend reinvestment and during the year ended May 31, 2000 remained constant.

5. Capital Loss Carryforward:

At May 31, 2001, the Fund had a net capital loss carryforward of approximately $4,941,000, of which $1,047,000 expires in 2004, $2,037,000 expires in 2008, and
$1,857,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On June 7, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.072815 payable on June 28, 2001 to shareholders of record as of June 19, 2001.


                                    12 & 13

                                             MuniAssets Fund, Inc., May 31, 2001

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, MuniAssets Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniAssets Fund, Inc. as of May 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 2001 by correspondence with the custodian and broker; where replies were not received from the broker, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniAssets Fund, Inc. as of May 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
June 27, 2001

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by MuniAssets Fund, Inc. during its taxable year ended May 31, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of May 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ..............................................................      7.0%
BBB/Baa ..............................................................     18.8
BB/Ba ................................................................     18.8
B/B ..................................................................      7.6
CCC/Caa ..............................................................      0.2
NR (Not Rated) .......................................................     44.8
Other* ...............................................................      2.9
--------------------------------------------------------------------------------
*     Temporary investments in short-term municipal securities.

ABOUT INVERSE FLOATERS

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.


                                    14 & 15

[LOGO] Merrill Lynch Investment Managers
--------------------------------------------------------------------------------
                        [GRAPHIC OMITTED]

MuniAssets Fund, Inc. seeks to provide shareholders with current income exempt from Federal income taxes by investing primarily in a portfolio of medium-to-lower grade or unrated municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniAssets Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniAssets
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

--------------------------------------------------------------------------------
[RECYCLE LOGO] Printed on post-consumer recycled paper              #16716--5/01